UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2015

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On September 29, 2015, AGL Resources Inc. issued a press release announcing that it has set a date of November 19, 2015 for a special meeting of its shareholders to consider and vote on the previously announced proposed acquisition of AGL Resources Inc. by The Southern Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the transaction between AGL Resources Inc. (the “Company”) and The Southern Company. In connection with the transaction, the Company filed a preliminary proxy with the United States Securities and Exchange Commission (the “SEC”) on September 11, 2015, and intends to file other relevant materials with the SEC, including a proxy statement in definitive form. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Investors and security holders will be able to obtain the definitive proxy statement (when available), as well as other filings containing information about AGL Resources Inc., free of charge, at the SEC’s website at www.sec.gov, or free of charge from the Company at www.aglresources.com under the tab Investor Relations/SEC Filings or by directing a request to the Company at AGL Resources Inc., P.O. Box 4569, Atlanta, GA 30302-4569.

Participants in the Solicitation

The directors and executive officers of the Company, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement filed with the SEC on March 17, 2015 for its 2015 Annual Meeting of Shareholders. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 29, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)

Date: September 29, 2015	/s/ Paul R. Shlanta
Paul R. Shlanta Executive Vice President, General Counsel and Chief Ethics and Compliance Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated September 29, 2015

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